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                                                                   Exhibit 10.63

                  SUMMARY OF NON-EMPLOYEE DIRECTOR COMPENSATION

                           CARDIAC SCIENCE CORPORATION

                       NON-EMPLOYEE DIRECTOR COMPENSATION

2005 COMPENSATION:

Director Stipend...........................................................................   $5,000

Committee Chair Stipend:

         Audit Committee...................................................................   $3,333

         Compensation Committee............................................................   $2,500

         Nominating and Governance Committee...............................................   $1,667

Board Meeting Fee..........................................................................   $1,000

Committee Meeting Fee......................................................................   $  700

Telephonic Meetings = 60% of Regular Meeting Fees

Stock Option Grants:

                                     NUMBER OF
NAME                                  OPTIONS
----                                 ---------
Ruediger Naumann-Etienne               10,000

Bruce J. Barclay                       15,000

Robert W. Berg                         10,000

Jue-Hsien Chern                        10,000

Harvey N. Gillis                       10,000

Jeffrey F. O'Donnell, Sr.              15,000

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
2006 COMPENSATION:

Annual Director Stipend...................................................................   $15,000

Annual Committee Chair Stipend:

         Audit Committee..................................................................   $10,000

         Compensation Committee...........................................................   $ 7,500

         Nominating and Governance Committee..............................................   $ 5,000

Board Meeting Fee.........................................................................   $ 1,000

Committee Meeting Fee.....................................................................   $   700

Telephonic Meetings = 60% of Regular Meeting Fees

Initial Stock Option Grant (Upon appointment)................................      7,500 shares

Additional Annual Stock Option Grants........................................      7,500 shares

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